UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	July 29, 2020

WEX INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32426	01-0526993
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Hancock Street	Portland	ME	04101
Address of principal executive offices			Zip Code

Registrant's telephone number, including area code	207	773-8171

Not Applicable
(Former name or former address if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	WEX	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act . ☐
Item 1.01. Entry into a Material Agreement

On July 29, 2020, WEX Inc. (the “Company”) entered into the Tenth Amendment (the “Tenth Amendment”) to the Credit Agreement, dated as of July 1, 2016, among the Company, the subsidiaries of the Company identified therein, Bank of America, N.A., as administrative agent, and the lenders party thereto, as amended by the First Amendment to Credit Agreement dated July 3, 2017, the Second Amendment to Credit Agreement dated October 30, 2017, the Third Amendment to Credit Agreement dated January 17, 2018, the Fourth Amendment to Credit Agreement dated August 24, 2018, the Fifth Amendment to the Credit Agreement dated January 18, 2019, the Consent and Amendment dated February 27, 2019, the Sixth Amendment to the Credit Agreement dated May 17, 2019, the Seventh Amendment to Credit Agreement dated November 19, 2019, the Eighth Amendment to Credit Agreement dated February 10, 2020 and the Ninth Amendment to Credit Agreement dated June 26, 2020 (the “Original Credit Agreement”). The Tenth Amendment increases commitments under the Company’s revolving credit facility from $820,000,000 to $870,000,000.

In connection with the execution of the Tenth Amendment, the Company paid certain customary fees and expenses of Mizuho Bank, Ltd. in its capacity as the incremental revolving loan lender under the Tenth Amendment and certain customary expenses of Bank of America, N.A. in its capacity as administrative agent.

The foregoing summary of the Tenth Amendment is qualified in its entirety by the complete text of the Tenth Amendment, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference as if fully set forth herein.

Item 9.01. Financial Statements and Exhibits
(d) Exhibits.
See Exhibit Index attached hereto.

SAFE HARBOR FOR FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K, including the information on Exhibit 10.1, contains “forward-looking statements” intended to qualify for the safe harbors from liability established by the Private Securities Litigation Reform

Act of 1995. Any statements that are not statements of historical facts may be deemed to be forward-looking statements. When used in this Form 8-K, the words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “project” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such words. These forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially, including the risks and uncertainties identified in Item 1A of the Company’s Annual Report for the year ended December 31, 2019, filed on Form 10-K with the Securities and Exchange Commission on February 28, 2020 and Item 1A of our Quarterly Report for the quarter ended March 31, 2020 filed on Form 10-Q with the Securities and Exchange Commission on May 11, 2020. The forward-looking statements speak only as of the date of this Current Report on Form 8-K and undue reliance should not be placed on these statements. The Company disclaims any obligation to update any forward-looking statements as a result of new information, future events or otherwise.

EXHIBIT INDEX

Exhibit No.	Exhibit Description
10.1
Tenth Amendment to Credit Agreement, dated as of July 29, 2020, by and among WEX Inc., the subsidiaries of WEX Inc. identified therein, Mizuho Bank, Ltd., as the incremental revolving loan lender, and Bank of America, N.A., as administrative agent.

101.SCH	Inline XBRL Taxonomy Extension Schema Document.
101.CAL	Inline XBRL Taxonomy Extension Calculation Linkbase Document.
101.DEF	Inline XBRL Taxonomy Extension Definition Linkbase Document.
101.LAB	Inline XBRL Taxonomy Extension Label Linkbase Document.
101.PRE	Inline XBRL Taxonomy Extension Presentation Linkbase Document.
104	Cover Page Interactive Data File (formatted as Inline XBRL with applicable taxonomy extension information contained in Exhibits 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: August 3, 2020
WEX Inc.

By:	/s/ Roberto Simon
Roberto Simon
Chief Financial Officer (principal financial officer and principal accounting officer)